JT 1334

S-4

INCORPORATED UNDER THE LAWS OF THE STATE OF
DELAWARE

NUMBER
[ ]

SHARES
[ ]

AIRO Group Holdings, Inc.

This Certifies That **NAME OF SHAREHOLDER** is the owner of
INSERT WRITTEN NUMBER OF SHARES - full paid and non-assessable
SHARES OF THE COMMON STOCK OF **AIRO Group Holdings, Inc.**
transferable on the books of the Company in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof the said Company has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Company,
this ____________ day of ____________ A.D. ________

NAME SECRETARY

NAME PRESIDENT

THOUSANDS 0 1 2 3 4 5
HUNDS TENS UNITS 1 2 3 4 5 6 7 8 9 0
SHARES

For Value Received, ______ *hereby sell, assign and transfer unto* ______________________________

______________________________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ______________________

In presence of

______________________________ ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THIS SPACE IS NOT TO BE COVERED IN ANY WAY

(RESERVE THIS SPACE TO PASTE BACK CANCELLED STOCK CERTIFICATE)

AIRO Group Holdings, Inc.

Certificate No. [ ] For [ ] Shares

Dated ____________

Issued to **NAME OF SHAREHOLDER**

Received this Certificate ____________ (DATE)

NAME OF SHAREHOLDER (SIGNATURE)

Surrendered this Certificate ____________ (DATE)

(SIGNATURE)

IF NOT AN ORIGINAL ISSUE SHOW DETAILS OF TRANSFER BELOW

Transferred from	Original Certificate No.	Original Certificate Date	No. of Orig'l. Shares	No. of Shrs. Transf'd.

IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS

New Certificate Issued to	No. of New Certificate	No. of Shares Transferred